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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (date of earliest event reported):

                                 APRIL 14, 2000

                            3TEC ENERGY CORPORATION
             (Exact name of Registrant as specified in its charter)


          DELAWARE                         0-21702            76-0624573
-------------------------------       ----------------    -------------------
 (State or other jurisdiction         (Commission File       (IRS Employer
      of incorporation)                    Number)        Identification No.)


         Two Shell Plaza, 777 Walker, Suite 2400,  Houston, Texas 77002
             (Address of principal executive offices and zip code)

                                 (713) 821-7100
               Registrant's telephone number, including area code

ITEM 5 - OTHER EVENTS

     3TEC Energy Corporation ("3TEC") announced April 18, 2000, that it has entered into an agreement to acquire properties located in the Glenwood and White Oak fields in Gregg and Upshur Counties, Texas from an undisclosed private seller. 3TEC will pay $55 million in cash for the acquisition.

     The transaction has an effective date of January 1, 2000 and is expected to be closed on or before May 31, 2000.

     The April 18, 2000 press release is filed herewith as Exhibit 99.1, and is incorporated herein by reference.

ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits. The following exhibits are filed herewith:

99.1 Press Release issued by the Registrant on April 18, 2000
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                                   SIGNATURES

     In accordance with the requirements of the Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    3TEC Energy Corporation
                                    (Registrant)

Date: April 25, 2000                By: /s/ Stephen W. Herod
                                        ------------------------------------
                                        Stephen W. Herod
                                        Executive Vice President and Chief
                                        Financial Officer

                               INDEX TO EXHIBITS

99.1 Press Release dated April 18, 2000.